UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT 06604

(Address of principal executive offices) (Zip Code)

(203) 338-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously announced, on January 20, 2011, People’s United Financial, Inc. (“People’s United”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Danvers Bancorp, Inc. (“Danvers”). On April 22, 2011, a memorandum of understanding was entered into regarding the settlement of the action captioned In re Danvers Bancorp. Inc. Shareholders Litigation., et al., which was filed in the Delaware Court of Chancery on behalf of a putative class of Danvers stockholders against Danvers, the Danvers board of directors and People’s United. In connection with the settlement contemplated by the memorandum of understanding, Danvers has agreed to make certain additional disclosures to its stockholders. The “Additional Disclosure” is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed merger, People’s United filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 on March 2, 2011 that includes a proxy statement of Danvers that also constitutes a prospectus of People’s United. People’s United filed an amendment to the Registration Statement on April 1, 2011. Danvers mailed the proxy statement/prospectus to its shareholders on or about April 8, 2011. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by People’s United and Danvers with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Danver’s website at www.danversbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in this Transaction

People’s United, Danvers and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Danvers’ stockholders in favor of the merger with Danvers. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Danvers stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus filed with the SEC. You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on March 7, 2011. You can find information about Danvers’ executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibit is furnished herewith.

Exhibit No.	Description

99.1	Additional Disclosure, dated April 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 25, 2011

	By:	/s/ Robert E. Trautmann
(Signature)
	Name:	Robert E. Trautmann
	Title:	Senior Executive Vice President and General Counsel